Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-3 No. 333-265010) of Standard BioTools Inc.
(2)	Registration Statement (Form S-8 No. 333-172206) pertaining to the:

Fluidigm Corporation 1999 Stock Option Plan

Fluidigm Corporation 2009 Equity Incentive Plan

Fluidigm Corporation 2011 Equity Incentive Plan

(3)	Registration Statement (Form S-8 No. 333-180363) pertaining to the Fluidigm Corporation 2011 Equity Incentive Plan
(4)	Registration Statement (Form S-8 No. 333-187204) pertaining to the Fluidigm Corporation 2011 Equity Incentive Plan
(5)	Registration Statement (Form S-8 No. 333-202325) pertaining to the Fluidigm Corporation 2011 Equity Incentive Plan
(6)	Registration Statement (Form S-8 No. 333-209904) pertaining to the Fluidigm Corporation 2011 Equity Incentive Plan
(7)	Registration Statement (Form S-8 No. 333-215555) pertaining to the:

Fluidigm Corporation 2011 Equity Incentive Plan

Fluidigm Corporation 2017 Inducement Award Plan

(8)	Registration Statement (Form S-8 No. 333-222561) pertaining to the Fluidigm Corporation 2011 Equity Incentive Plan
(9)	Registration Statement (Form S-8 No. 333-229214) pertaining to the Fluidigm Corporation 2011 Equity Incentive Plan
(10)	Registration Statement (Form S-8 No. 333-232441) pertaining to the Fluidigm Corporation 2011 Equity Incentive Plan, as Amended and Restated
(11)	Registration Statement (Form S-8 No. 333-239810) pertaining to the:

Fluidigm Corporation 2017 Employee Stock Purchase Plan, As Amended and Restated

Fluidigm Corporation 2011 Equity Incentive Plan, As Amended

(12)	Registration Statement (Form S-8 No. 333-256617) pertaining to the Fluidigm Corporation 2011 Equity Incentive Plan, As Amended
(13)	Registration Statement (Form S-8 No. 333-272753) pertaining to the Standard BioTools Inc. Amended and Restated 2011 Equity Incentive Plan
(14)	Registration Statement (Form S-8 No. 333-219667) pertaining to the Fluidigm Corporation 2017 Employee Stock Purchase Plan
(15)	Registration Statement (Form S-8 No. 333-264086) pertaining to the Standard BioTools Inc. 2022 Inducement Equity Incentive Plan
(16)	Registration Statement (Form S-8/S-3 No. 333-194084) pertaining to the:

Fluidigm Corporation 2011 Equity Incentive Plan

Stock options granted under DVS Sciences, Inc.’s 2010 Equity Incentive Plan, as amended, assumed by Fluidigm Corporation

DVS Sciences, Inc. Stock Registration Agreements and Restricted Stock Purchase

Agreements, assumed by Fluidigm Corporation

of our report dated March 28, 2023, relating to the consolidated financial statements of SomaLogic, Inc. as of and for the years ended December 31, 2022 and 2021 appearing in this Amendment No. 1 to the Current Report on Form 8-K of Standard BioTools Inc.

/s/ Ernst & Young LLP

Denver, Colorado

January 19, 2024